UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2006
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	1-12358 (Commission File Number)	59-7007599 (IRS Employer Identification Number)

2101 Sixth Avenue North Suite 750 Birmingham, Alabama (Address of principal executive offices)		35202 (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
          This Current Report on Form 8-K/A is being filed by Colonial Properties Trust (the “Company”) to correct a typographical error in the Company’s Current Report on Form 8-K filed on February 2, 2006 (the “Original Report”). The second paragraph of the Original Report inadvertently stated that the maximum amount payable under the Company’s annual incentive plan to an executive officer whose performance meets the “median” level for each performance indicator is 10% of the executive officer’s base salary, instead of 125% of an executive officer’s base salary.
Item 1.01. Entry into a Material Definitive Agreement
          On January 27, 2006, the Executive Compensation Committee of the Board of Trustees adopted its annual incentive plan for 2006 and set specific performance goals and business criteria for the award of 2006 bonus payments to the Company’s executive officers under the plan. Such bonuses are expected be paid in the first quarter of 2007. The performance goals and business criteria for 2006 are based on the following:
     Chief Executive Officer, Chief Operating Officer and Chief Financial Officer:
•	Achievement of total funds from operations performance as compared to an index of comparable REITs; and

•	Achievement of a three year total shareholder return as compared to an index of comparable REITs.
     Additional individualized criteria for Executive Vice Presidents with Division-level Responsibility:
•	Achievement of division funds from operation performance as compared to an index of comparable REITs; and

•	Achievement of division same store net operating income as compared to an index of comparable REITs.
          The amounts actually payable to executive officers are determined based on whether the executive’s performance meets the “threshold” (or the 25th percentile), “median” (or the 50th percentile), “target” (or the 75th percentile) or “maximum” (or the 90th percentile) level for each performance indicator. The “threshold” level is the minimum level of performance that will give rise to an annual incentive, which pays at a maximum of 1% of the base salary, “median” level, which pays at the maximum of 125% of the base salary, “target” performance is the upper quartile expected level, which pays at a maximum of 200% of the base salary, and “maximum” refers to superior performance, which pays at a maximum of 250% of the base salary. The performance payout thresholds were set as follows (as a percentage of 2006 base salary):

	“Threshold”	“Median”	“Target”	“Maximum”

Payout Level:

Thomas H. Lowder, Chairman of the	1% of Salary	125% of Salary	200% of Salary	250% of Salary
Board, President, and Chief Executive Officer

C. Reynolds Thompson, III, Chief	1% of Salary	125% of Salary	200% of Salary	250% of Salary
Operating Officer

Weston M. Andress, Chief Financial and	1% of Salary	125% of Salary	200% of Salary	250% of Salary
Investment Officer

Robert A. Jackson, Executive Vice	1% of Salary	10% of Salary	100% of Salary	125% of Salary
President — Office Division

Paul F. Earle, Executive Vice President —	1% of Salary	10% of Salary	100% of Salary	125% of Salary
Multifamily Division

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: April 4, 2006	By:	/s/ John E. Tomlinson
John E. Tomlinson
Executive Vice President and Chief Accounting Officer